Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard P. Wallace, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of KLA-Tencor Corporation on Form 10-K for the fiscal year ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.

August 8, 2013	By:	/s/ RICHARD P. WALLACE
(Date)	Name:	Richard P. Wallace
	Title:	President and Chief Executive Officer
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark P. Dentinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of KLA-Tencor Corporation on Form 10-K for the fiscal year ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.

August 8, 2013	By:	/s/ MARK P. DENTINGER
(Date)	Name:	Mark P. Dentinger
	Title:	Executive Vice President and Chief Financial Officer